UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2018

ULTRAGENYX PHARMACEUTICAL INC.

(Exact name of registrant as specified in charter)

Delaware	001-36276	27-2546083
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Leveroni Court, Novato, California	94949
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (415) 483-8800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed, on July 27, 2017, Ultragenyx Pharmaceutical Inc. (the “Company”) entered into a sales agreement (the “Sales Agreement”) with Cowen and Company, LLC (“Cowen”) pursuant to which the Company may, from time to time, sell shares of its common stock, par value $0.001 per share (the “Shares”) having an aggregate offering price of up to $150,000,000 (the “ATM Offering”) through Cowen, acting as agent and/or principal. As of March 30, 2018, Shares having an aggregate offering price of $72,581,660 (the “Remaining Shares”) remain to be sold under the Sales Agreement.

On March 30, 2018, the Company and Cowen entered into an amendment (the “Amendment”) to the Sales Agreement pursuant to which the Company may, from time to time, sell the Remaining Shares.

The Amendment was entered into in connection with the prospectus supplement filed by the Company on March 30, 2018 that relates to the Company’s automatically effective Registration Statement on Form S-3 (File No. 333-223123) filed on February 21, 2018. Further information regarding the Sales Agreement may be found in the Company’s Quarterly Report on Form 10-Q, filed on July 28, 2017.

A copy of the Amendment is attached as Exhibit 1.1 to this Current Report. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to Exhibit 1.1.

A copy of the opinion of Gibson, Dunn & Crutcher LLP relating to the validity of the securities to be issued in the ATM Offering is filed as Exhibit 5.1 to this Current Report.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Amendment No. 1 to Sales Agreement, dated as of March 30, 2018, between Ultragenyx Pharmaceutical Inc. and Cowen and Company, LLC

5.1	Opinion of Gibson, Dunn & Crutcher LLP

23.1	Consent of Gibson, Dunn & Crutcher LLP (contained in Exhibit 5.1)

* * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 30, 2018	Ultragenyx Pharmaceutical Inc.

	By:	/s/ Shalini Sharp
Shalini Sharp
Executive Vice President, Chief Financial Officer